UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 101 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01                  Other Events

Supplemental Disclosures

As previously announced, on March 30, 2023, Diffusion Pharmaceuticals Inc. (the “Company” or “Diffusion”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EIP Pharma, Inc. (“EIP”) and Dawn Merger Sub, Inc. (“Merger Sub”) pursuant to which, among other things, and subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into EIP, with EIP continuing as the Company’s wholly-owned subsidiary (the “Merger”).

In connection with the Merger and as more fully described in the Company’s proxy statement/prospectus/information statement (as defined below), at a special meeting of stockholders currently scheduled for August 15, 2023 (the “Special Meeting”), the Company is seeking stockholder approval of certain matters related to the Merger.

This Current Report on Form 8-K updates and supplements the proxy statement/prospectus/information statement (the “proxy statement/prospectus/information statement”) (1) included in the Registration Statement on Amendment No. 2 to Form S-4, File No. 333-271823 (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 12, 2023 and declared effective by the SEC on July 13, 2023, (2) filed by the Company with the SEC as a prospectus on July 13, 2023, and (3) first mailed to the Company’s stockholders on July 14, 2023. The information contained in this Current Report on Form 8-K is incorporated by reference into the proxy statement/prospectus/information statement. Terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the proxy statement/prospectus/information statement.

If you have not already submitted a proxy for use at the Special Meeting, you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that Company stockholders may have previously received or delivered. No action is required by any Company stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

All page references are to pages in the proxy statement/prospectus/information statement.

1.The following disclosure replaces the fourth full paragraph in the notice of meeting on page 4 of the proxy statement/prospectus/information statement:

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the votes cast at the Diffusion special stockholder meeting, presuming a quorum is present at the meeting.

2.The following disclosure replaces the second full paragraph in the answer to the question “What is required to consummate the Merger?” on page 15 of the proxy statement/prospectus/information statement:

The approval of the Stock Issuance Proposal requires the affirmative vote of the holders of a majority of the shares of Diffusion Common Stock present in person or represented by proxy at the Diffusion special meeting and entitled to vote generally on the subject matter, presuming a quorum is present at the meeting. The approval of the Reverse Split Proposal requires the affirmative vote of a majority of the votes cast at the Diffusion special meeting, presuming a quorum is present at the meeting.

3. The following disclosure replaces the first full paragraph in the answer to the question “Who will be the directors of the combined company following the Merger?” on page 16 of the proxy statement/prospectus/information statement:

Diffusion and EIP have agreed that, effective at the Effective Time, the board of directors of the combined company will consist of seven directors, comprised of five directors designated by EIP and two directors designated by Diffusion (until each of their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal). Sylvie Grégoire, PharmD, the current Executive Chair of EIP, is expected to serve as Chair of the board of directors for the combined company following the Effective Time. The other members of the combined company’s board of directors are expected to consist of Jeff Poulton, Jane Hollingsworth, J.D., Frank Zavrl, Marwan Sabbagh, M.D., John Alam, M.D. and Jill Davidson. Ms. Hollingsworth currently serves as the Chair of Diffusion’s board of directors and Ms. Davidson currently is a member of Diffusion’s board of directors. Ms. Davidson was appointed as a director of the Company in accordance with the Company’s obligations under the Settlement Agreement, dated as of December 15, 2022. by and among Diffusion, Wasatch Peaks Capital Management Master Fund Ltd. (f/k/a LifeSci Special Opportunities Master Fund Ltd.), LifeSci Special Opportunities Partners L.P., LifeSci Special Opportunities Offshore Fund, Ltd., LifeSci Special Opportunities Partners GP, LLC, LifeSci Management Company LLC, Pirate Cove Capital Ltd. and David Dobkin. Drs. Grégoire, Alam and Sabbagh and Messrs. Poulton and Zavrl each currently serve on EIP’s board of directors. It is Diffusion’s expectation that, if the Merger is completed, at or shortly following the effective time, Diffusion’s post-transaction board of directors will be expanded to include Robert J. Cobuzzi, Jr. as the eighth director. However, any such appointment will be subject to the discretion and approval of Diffusion’s board of directors at the time of such appointment. See section titled “Management Following the Merger — Executive Officers and Directors of the Combined Company Following the Merger” beginning on page 249.

4. The following disclosure is added as a new paragraph in the answer to the question “As a Diffusion stockholder, how does the Diffusion board of directors recommend that I vote?”

At the time the Merger was approved by the Board and prior to the original mailing of the proxy statement/prospectus/information statement on July 14, 2023, Diffusion’s board of directors unanimously recommended the transactions described in this proxy statement/prospectus/information statement. Effective July 26, 2023, Diffusion’s board of directors elected Jill Davidson as a director. Ms. Davidson was appointed as a director of the Company in accordance with Diffusion’s obligations under the Settlement Agreement, dated as of December 15, 2022. by and among Diffusion, Wasatch Peaks Capital Management Master Fund Ltd. (f/k/a LifeSci Special Opportunities Master Fund Ltd.), LifeSci Special Opportunities Partners L.P., LifeSci Special Opportunities Offshore Fund, Ltd., LifeSci Special Opportunities Partners GP, LLC, LifeSci Management Company LLC, Pirate Cove Capital Ltd. and David Dobkin. Shortly after her election and prior to Diffusion providing any confidential information to Ms. Davidson with respect to Diffusion’s business, EIP, Diffusion’s strategic process, or the Merger, certain members of Diffusion’s board of directors received an unsolicited email from Ms. Davidson in which she noted that she is not in favor of the Merger. Prior to her email, Ms. Davidson had not yet had access to or an opportunity to review any materials concerning the extensive strategic review process that led to Diffusion’s board of directors unanimously recommending the transactions described in this proxy statement/prospectus/information statement, other than the information set forth in this proxy statement/prospectus/information statement and other publicly available information regarding Diffusion and EIP.

Institutional Shareholder Services, an independent proxy voting advisory firm, has recommended that stockholders vote in favor of the proposals.

5. The following disclosure replaces the third full paragraph in the answer to the question “As a holder of Diffusion Common Stock, what happens if I do not return a proxy card or otherwise provide proxy instructions? What happens if I return a proxy card or voting instruction form, as applicable, but do not provide instructions on how to vote my shares?” on page 19 of the proxy statement/prospectus/information statement:

Broker non-votes, if any, will be treated as shares that are present at the Diffusion special meeting for purposes of determining whether a quorum exists but will not have any effect for the purpose of voting on Proposal No. 2 (Reverse Split Proposal).

6. The following disclosure replaces the table under the heading “Management Following the Merger” on page 30 of the proxy statement/prospectus/information statement:

Name	Position(s)
Directors
Sylvie Grégoire, PharmD.	Chair of the Board of Directors
John Alam, M.D.	Director
Jill Davidson	Director
Jane Hollingsworth, J.D.	Director
Jeff Poulton	Director
Marwan Sabbagh, M.D.	Director
Frank Zavrl	Director

Executive Officers
John Alam, M.D.	Chief Executive Officer
Robert J. Cobuzzi, Jr., Ph.D.	Chief Operating Officer
William Tanner, Ph.D.	Chief Financial Officer
Kelly Blackburn, MHA	Senior Vice President, Clinical Development
William Elder	General Counsel and Corporate Secretary

7.The following disclosure replaces the table on pages 31 and 105 of the proxy statement/prospectus/information statement:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Stock Issuance Proposal	FOR votes from the holders of a majority of shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote generally on the subject matter	Against	None

2	Reverse Split Proposal	FOR votes from the holders of a majority of votes cast at a meeting at which a quorum is present	None	None

3	Postponement Proposal	FOR votes from the holders of a majority of shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote generally on the subject matter	Against	None

8. The following disclosure replaces the second through fifth paragraphs on page 40 of the proxy statement/prospectus/information statement under the risk factor “Stockholder litigation and regulatory inquiries and investigations are expensive and could harm Diffusion’s business, financial condition and operating results and could divert management attention.”:

Following announcement of the Merger Agreement with EIP and the filing of the Registration Statement on May 11, 2023, two lawsuits were filed in the United States District Court for the Southern District of New York on May 15, 2023 and May 17, 2023, respectively, by purported stockholders of Diffusion in connection with the Merger. The lawsuits are captioned Dunlea v. Diffusion Pharmaceuticals, Inc., et al., No. 1:23-cv-04043 (S.D.N.Y.) and Pikazin v. Diffusion Pharmaceuticals, Inc., et al., No. 1:23-cv-04096 (S.D.N.Y.).  Additional stockholder litigations were subsequently filed in the United States District Courts for the Southern District of New York and the District of Delaware and in the Delaware Court of Chancery (collectively with the first two cases, the “Actions”). The complaints in each of the Actions named as defendants Diffusion and the members of Diffusion’s board of directors. Each of the federal court complaints alleges claims for violations of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against all defendants, and violations of Section 20(a) of the Exchange Act against the members of Diffusion’s board of directors. The Chancery Court complaint, filed after the stockholder had received copies of certain documents in response to a books and records demand under Section 220 of the DGCL, alleges a claim for breach of fiduciary duty.  The plaintiff in the Chancery Court action also sought expedited treatment and a preliminary injunction barring the scheduled stockholder vote, but those motions were subsequently withdrawn.  The plaintiffs in each of the Actions contend that Registration Statement filed on May 11, 2023 omitted or misrepresented material information regarding the proposed Merger, rendering the Registration Statement materially misleading. The Actions seek injunctive and declaratory relief, as well as damages.  Diffusion has also received correspondence from law firms claiming to represent other purported stockholders making similar demands for additional disclosures relating to the Merger.

Diffusion believes that the claims asserted in the Actions and the demand letters are without merit.

Diffusion stockholders may serve additional demands and/or file additional lawsuits challenging the Merger, which may name Diffusion, EIP, members of the Diffusion board of directors, members of the EIP board of directors and/or others as defendants. No assurance can be made as to the outcome of such additional demands, lawsuits, demand letters or the Actions, including the amount of costs associated with defending, settling, or any other liabilities that may be incurred in connection with the litigation or settlement of, such claims. If any additional demands are served and/or any additional lawsuits filed, absent new or different allegations that are material, Diffusion will not necessarily announce such additional demands and/or complaints, except as required by applicable law including the rules and regulations of the SEC.

9. The following disclosure replaces the fourth and fifth paragraphs on page 104 of the proxy statement/prospectus/information statement under the heading “Voting and Revocation of Proxies”:

If your Diffusion shares are held by your broker, bank or other nominee, that is, in “street name,” the enclosed voting instruction form is sent by the institution that holds your shares. Please follow the instructions included on that voting instruction form regarding how to instruct your broker to vote your Diffusion shares. If you do not give instructions to your broker, bank or other nominee, your broker, bank or other nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker, bank or other nominee specific instructions regarding such matters, your broker, bank or other nominee may submit a proxy to vote on “routine” matters but not on “non-routine” matters and such proxy will be deemed a “broker non-vote” with respect to such “non-routine” proposals.

The question of whether your broker, bank or other nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Broker, bank or other nominee can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your broker, bank or other nominee, if you wish to determine the voting of your shares.

Routine items are proposals considered routine under certain rules applicable to broker, bank or other nominees on which your broker, bank or other nominee may vote shares held in “street name” in the absence of your voting instructions.  Under the applicable rules governing such brokers, banks or other nominees, we believe Proposals Nos. 1 and 3 are likely to be considered “non-routine” items, and Proposal No. 2 is likely to be considered a “routine” item.  If any such proposals are deemed to be “non-routine” as described above, the non-routine” proposals for which you do not give your broker, bank or other nominee instructions will be treated as “broker non-votes.” Broker non-votes, if any, would have no effect on the outcome of proposal Nos. 1, 2 or 3.

10. The following disclosure replaces the first two full paragraphs on page 135 of the proxy statement/prospectus/information statement:

Certain of Diffusion’s existing directors are expected to remain directors of the combined company. Jane Hollingsworth, J.D. and Jill Davidson are expected to continue as directors of the combined company. Dr. Cobuzzi, Diffusion’s current President and Chief Executive Officer, is expected to continue as Chief Operating Officer of the combined company, and William Elder, Diffusion’s current General Counsel and Corporate Secretary, is expected to continue as General Counsel and Corporate Secretary of the combined company.

None of Ms. Hollingsworth, Ms. Davidson, Dr. Cobuzzi or Mr. Elder will receive any change of control payments, transaction completion bonuses or other additional compensation if the Merger is completed.

11. The following disclosure replaces the table on page 139 of the proxy statement/prospectus/information statement:

Name	Position(s)
Directors
Sylvie Grégoire, PharmD.	Chair of the Board of Directors
John Alam, M.D.	Director
Jill Davidson	Director
Jane Hollingsworth, J.D.	Director
Jeff Poulton	Director
Marwan Sabbagh, M.D.	Director
Frank Zavrl	Director

Executive Officers
John Alam, M.D.	Chief Executive Officer
Robert J. Cobuzzi, Jr., Ph.D.	Chief Operating Officer
William Tanner, Ph.D.	Chief Financial Officer
Kelly Blackburn, MHA	Senior Vice President, Clinical Development
William Elder	General Counsel and Corporate Secretary

12. The following disclosure replaces the two full paragraphs on page 176 of the proxy statement/prospectus/information statement under the heading “Required Vote; Recommendation of Board of Directors”:

Presuming a quorum is present at the meeting, the affirmative vote of a majority of the votes cast at the Diffusion special meeting is required for approval of this proposal.

13. The following disclosure replaces the table on page 249 of the proxy statement/prospectus/information statement:

Name	Age	Position(s)	Pre-Merger Position(s)
Executive Officers
John Alam, M.D.	61	Chief Executive Officer and Director	President and Chief Executive Officer and Director (EIP)
Robert J. Cobuzzi, Jr., Ph.D	58	Chief Operating Officer	President and Chief Executive Officer and Director (Diffusion)
William Tanner, Ph.D	64	Chief Financial Officer	Chief Financial Officer (EIP)
Kelly Blackburn, MHA	59	Senior Vice President, Clinical Development	Senior Vice President (EIP)
William Elder	40	General Counsel and Corporate Secretary	General Counsel and Corporate Secretary (Diffusion)

Non-Employee Directors
Sylvie Grégoire, PharmD	61	Director and Chair	Director and Chair (EIP)
Jeff Poulton	55	Director	Director (EIP)
Jane Hollingsworth, J.D.	65	Director	Director and Chair (Diffusion)
Jill Davidson	66	Director	Director (Diffusion)
Frank Zavrl	57	Director	Director (EIP)
Dr. Marwan Sabbagh, M.D.	57	Director	Director (EIP)

14. The following disclosure is inserted after the last full paragraph on page 252 of the proxy statement/prospectus/information statement:

Jill Davidson

Ms. Davidson has been a member of Diffusion’s board of directors since July 2023. Ms. Davidson currently serves as President of Fast Scripts LLC, an early-stage medical service provider to individuals recovering from opioid addiction, a position she has held since March 2021; Co-Manager of SkiProp LLC, an owner of rental properties, a position she has held since April 2015; and Manager of Davidson LLC, an owner of various businesses and rental properties, a position she has held since 1996. Previously, Ms. Davidson served as Vice President of Omnicare, Inc. (“Omnicare”), a comprehensive pharmaceutical and chronic care service provider, from 1997 to 1999, and as Chief Operating Officer of Clasen Long Term Care Pharmacy, a medical services provider, from 1989 until it was acquired by Omnicare in 1997. Ms. Davidson has also previously served as President of the Missouri-Illinois Gateway Hemophilia Association, from 2002 to 2003, and Vice President of the National Pharmacy Roundtable, from 1995 to 1996. Ms. Davidson received her B.A. in Pharmacy from the University of Kentucky, College of Pharmacy.

15. The following disclosure replaces the full paragraph on page 253 of the proxy statement/prospectus/information statement under the heading “Director Independence”:

Diffusion’s board of directors undertook a review of the independence of the proposed directors of the combined company and considered whether any director has a material relationship with the combined company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the board of directors has determined that, with the exception of Dr. Alam, each of the proposed directors of the combined company is “independent” as that term is defined under the rules of Nasdaq.

16. The following disclosure replaces the full paragraph on page 253 of the proxy statement/prospectus/information statement under the heading “Board Composition and Diversity”:

Of all of the members of the combined company’s board of directors, two members of the combined company’s board of directors self-identified as female, no member of the combined company’s board of directors self-identified as LGBTQ+, one member of the combined company’s board of directors self-identified as an Underrepresented Minority, and one member of the combined company’s board of directors did not disclose gender or demographic background. EIP believes the board of directors will meet the diversity objectives of Nasdaq Listing Rule 5605(f) and the following table includes information on the diversity of the combined company’s board of directors based upon information voluntarily provided by each director.

17. The following disclosure replaces the table on page 254 of the proxy statement/prospectus/information statement:

Board Diversity Matrix (As of August 3, 2023)
Total Number of Directors: 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races of Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information and Where to Find It

In connection with a proposed transaction between the Company and EIP, the Company has filed with the SEC a proxy statement/prospectus/information statement containing a proxy statement and prospectus related to a special meeting of its stockholders. The Company has mailed the definitive proxy statement and prospectus to the Company’s stockholders as of July 10, 2023, the record date established for voting on the merger and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS – INCLUDING THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY DOCUMENTS INCORPORATED THEREIN – CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EIP, THE PROPOSED TRANSACTION AND RELATED MATTERS. This communication is not a substitute for the proxy statement/prospectus/information statement or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (as they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting the Company by mail at 300 East Main Street, Suite 101, Charlottesville, VA 22902, Attn: Corporate Secretary.

Participants in the Solicitation

The Company and EIP, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding these persons and their interests in the transaction is or will be included in the proxy statement/prospectus/information statement relating to the transaction and other relevant materials to be filed with the SEC. Additional information regarding the Company’s directors and officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 24, 2023. These documents can be obtained free of charge from the SEC and the Company sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary